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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 12, 1998


                              BLUEGREEN CORPORATION
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             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
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                   (State of incorporation or organization)

             0-19292                                      03-0300793
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   (Commission File Number)                           (I.R.S. Employer
                                                    Identification  No.)


                5295 TOWN CENTER ROAD, BOCA RATON, FLORIDA 33486
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               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (407) 361-2700
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Item 5.  OTHER EVENTS.

         On March 12, 1998, Bluegreen issued a press release, pursuant to Rule 135c under the Securities Act of 1933, in the form of Exhibit 99 attached hereto in connection with a proposed unregistered offering of Senior Secured Notes.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99:  Press release.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLUEGREEN CORPORATION



Date:  March 19, 1998              By:  /s/ Anthony M. Puleo
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                                      Anthony M. Puleo, Chief Accounting Officer